                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 1996

                         THE FRESH JUICE COMPANY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                        0-15320                      11-2771046
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)             (IRS EMPLOYER
       OF INCORPORATION)                                          IDENTIFICATION NUMBER)

                           35 WALNUT AVENUE, SUITE 4,
                            CLARK, NEW JERSEY 07066
                                 (908) 396-1112
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE AND
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS.

     The Fresh Juice Company, Inc. (the "Company") entered into a merger agreement dated as of November 18, 1996 (the "Merger Agreement") to acquire by merger all of the outstanding shares of capital stock of Hansen's Juices, Inc. ("Hansen's"). The Company will acquire Hansen's in exchange for approximately $150,000 in cash, 617,669 shares of the Company's common stock, warrants to purchase 300,000 shares of the Company's common stock at $3.00 per share and the Company's assumption of Hansen's debt.

     Pursuant to the terms of the Merger Agreement, Hansen's will merge with and into a newly-formed subsidiary of the Company, The Fresh Juice Company of California, Inc. (the "Hansen's Merger").

     Hansen's, which is headquartered in Azusa, California, is a leading west coast producer, marketer and distributor of over 30 fresh fruit juices and blends. Hansen's markets its products under the Hansen's(R) and Creative Juices(TM) brand names throughout the western and mountain states, including California, Arizona, Nevada, New Mexico, Washington and Colorado.

     Under the terms of the Merger Agreement, the Hansen's Merger will be accounted for as a purchase. It is anticipated that the Hansen's Merger will be consummated on or before December 3, 1996.

     The Merger Agreement and the Company's news release issued November 19, 1996 regarding the Hansen's Merger appear as Exhibits to this report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER                                        DESCRIPTION
------     ----------------------------------------------------------------------------------
  2(a)     Merger Agreement dated as of November 18, 1996, among The Fresh Juice Company,
           Inc., The Fresh Juice Company of California, Inc., Hansen's Juices, Inc., Gary
           Hansen, Jeffrey Heavirland, Burton S. Rosky and Leatrice J. Rosky Family Trust of
           1995, Gary Todd, David Burger and Timothy Kane.
  99       News Release dated November 19, 1996.

                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          THE FRESH JUICE COMPANY, INC.

                                          By:       /s/ STEVEN M. BOGEN
                                          --------------------------------------
                                               Steven M. Bogen, Chief Executive
                                                         Officer

Dated: December 2, 1996

                               INDEX TO EXHIBITS

                                                                                      SEQUENTIAL
EXHIBIT                                                                                  PAGE
NUMBER                                   DESCRIPTION                                    NUMBER
------   ---------------------------------------------------------------------------  ----------
  2(a)   Merger Agreement dated as of November 18, 1996, among The Fresh Juice
         Company, Inc., The Fresh Juice Company of California, Inc., Hansen's
         Juices, Inc., Gary Hansen, Jeffrey Heavirland, Burton S. Rosky and Leatrice
         J. Rosky Family Trust of 1995, Gary Todd, David Burger and Timothy Kane.
  99     News Release dated November 19, 1996.